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Exhibit 10.82

                               AMENDMENT NO. 1 TO
                             NOTE PURCHASE AGREEMENT
                              DATED MARCH 30, 1999

This Amendment No. 1 to Note Purchase Agreement (the "Amendment") is entered into as of this 6 day of March, 2002, and is intended to amend (1) that certain Note Purchase Agreement, dated as of March 30, 1999 (the "Agreement") between California Beach Restaurants, Inc., a California corporation (the "Company"), and certain purchasers listed on Schedule 1.1 thereto, and (2) the 5% Convertible Subordinated Notes due March 25, 2003, in the principal amount of $1,800,000, issue pursuant to the Agreement, plus $90,000 in principal amount of PIK Notes issued effective March 30, 2001 ("Notes").

Capitalized terms in this Amendment shall have the same meaning as set forth in the Agreement.

In consideration of the agreements herein, the Company and the Purchasers/Noteholders set forth on the signature page hereof agree as follows

1. AMENDMENT TO AGREEMENT. In accordance with Section 12.1 of the Agreement, Purchasers holding in excess of 51% of the Notes, as indicated on the signature page hereof, have agreed to this Amendment, which shall become effective upon the signature of the Company and the signatures of Purchasers/Noteholders holding in excess of 51% of the Notes, whereupon the Agreement shall be amended as herein provided, and the Notes (including the PIK Notes Issued effective March 30, 2001) shall be amended as hereinafter provided, If less than all Purchasers/ Noteholders execute this Amendment, the non-executing Purchasers/Noteholders shall be provided with a copy of this Amendment as executed, and this Amendment shall be effect ye as of the date last written on the signature page hereof.

2. AMENDMENT TO NOTES. Section 2 of the Notes is hereby amended to eliminate the Early Maturity Date, to extend the Maturity Date and to increase the interest rate on a portion of the principal outstanding under the Notes from 5% to 7.5% per annum, commencing April 1, 2002 and 2003, as follows

                  "2. Maturity. This Note may not be voluntarily prepaid by the Company as to principal and interest without the consent of Noteholder and will mature as to principal and accrued interest on October 1, 2003 (the "Maturity Date"). Notwithstanding Section 1.1 hereof, the interest shall be increased to Seven and "One-Half Percent (7.5%) per annum (1) with respect to fifty percent (50%) of the principal amount of this Note, for the period commencing April 1, 2002 until March 31, 2003; and (2) with respect to one hundred percent (100%) of the principal amount of this Note for the period commencing April 1, 2003 until the Maturity Date, but in no event shall such interest rate exceed the maximum lawful





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                  interest rate permitted by the laws of the State of
                  California, subject to the provisions of Section 1.1 hereof.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year last below written.

                                      CALIFORNIA BEACH RESTAURANTS, INC.

                                      By: /s/ Alan Redhead
                                          --------------------------------------
                                          Alan Redhead, President

                                      Address: 17383 Sunset Boulevard, Suite 140
                                               Pacific Palisades, CA 90272
                                               Attn: President

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                                                              PRINCIPAL AMOUNT
NAME OF NOTEHOLDER               SIGNATURE OF NOTEHOLDER         OF NOTES           DATE

Jefferson W. Asher, Trustee
of Trust A under the Asher
Family Trust dated 8-5-82     By: /s/ Jefferson W. Asher Jr.     $26,250.00     Dated: _____
                              Its: ________________________

Eli Broad                     _____________________________      $525,000.00    Dated: _____

John C. Cushman III,
Trustee of the Cushman
Family Trust                  By: _________________________      $157,500.00    Dated: _____
                              Its: ________________________

Howard W. Higholt, M.D.       _____________________________      $105,000.00    Dated: _____





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                                                              PRINCIPAL AMOUNT
NAME OF NOTEHOLDER               SIGNATURE OF NOTEHOLDER         OF NOTES           DATE

Arnold Phillip Lieberman and
Corinne M. Lieberman,
Trustees of the Marital Trust
under Declaration of the
Lieberman Family Trust,
dated August 2, 1989          By: /s/ signature                  $105,000.00    Dated: _____
                              Its: ________________________

Charles W. Luther and
Joan B. Luther, Trustees of
the Luther Trust              By: _________________________      $52,500.00     Dated: _____
                              Its: ________________________

Alan Redhead                  /s/ Alan Redhead                   $105,000.00    Dated: _____

Sand and Sea Partners         By: /s/ signature                  $813,750.00    Dated: _____
                              Its: GP

Total                                                            $1,890,000.00
                                                                 =============

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